Exhibit 32.1

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Roth CH Acquisition Co. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Byron Roth Co-Chief Executive Officer and Co-Chairman of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 9, 2023

By:	/s/ Byron Roth
Byron Roth
Co-Chief Executive Officer and Co-Chairman
(Co-Principal Executive Officer)